UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             __________________


                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          November 20, 2006
                                                   ---------------------------

                           First Bancshares, Inc.
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              (Exact Name of Registrant as Specified in Charter)

         Missouri                 0-22842                   43-1654695
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(State or Other Jurisdiction    (Commission              (I.R.S. Employer
      of Incorporation)         File Number)            Identification No.)

 142 East First Street, Mountain Grove, Missouri               65711
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     (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code         (417) 926-5151
                                                   ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On November 20, 2006, First Bancshares, Inc. ("Company") issued a press release announcing the appointment of Ronald J. Walters as Senior Vice President and Chief Financial Officer of the Company and its financial institution subsidiary, First Home Savings Bank ("Bank"), effective November 20, 2006.

There are no family relationships between Mr. Walters and any director or other executive officer of the Company and the Bank and he was not selected by the Board of Directors to serve as the Company's and the Bank's Chief Financial Officer pursuant to any arrangement or understanding with any person. Mr. Walters has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Additional information regarding the appointment of Mr. Walters is contained in the Company's press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

       (c) Exhibits

              99.1  News Release of First Bancshares, Inc. dated November 21,
                    2006.

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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2006               FIRST BANCSHARES, INC.


                                      /s/James W. Duncan
                                      -------------------------------------
                                      James W. Duncan
                                      President and Chief Executive Officer


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                                 Exhibit 99.1

                      News Release Dated November 21, 2006

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                          **FOR IMMEDIATE RELEASE**

                            FIRST BANCSHARES, INC.
              ANNOUNCES APPOINTMENT OF NEW CHIEF FINANCIAL OFFICER

Mountain Grove, Missouri (November 21, 2006) - First Bancshares, Inc. (The Nasdaq Stock Market LLC - FstBksh: "FBSI") (the "Company"), the parent company of First Home Savings Bank, Mountain Grove, Missouri ("Bank"), today announced that Ronald J. Walters has been named Senior Vice President and Chief Financial Officer of the Company and the Bank.

Mr. Walters joins the Company and the Bank from Meta Financial Group, Inc., the holding company of MetaBank and MetaBank West Central, located in Storm Lake, Iowa, where he had served as Senior Vice President, Secretary, Treasurer and Chief Financial Officer from December 2003 until January 2006. Prior to that, he spent 19 years at KFS Bank, F.S.B., the financial institution subsidiary of Kankakee Bancorp, Inc. (established in 1992), located in Kankakee, Illinois, where he held a number of positions, with the most recent being Senior Vice President, Treasurer and Chief Financial Officer of KFS Bank, F.S.B., and as Vice President and Treasurer of Kankakee Bancorp. Mr. Walters has been a Certified Public Accountant since 1974, and received a Bachelors of Science Degree in Accounting from the University of Illinois, Chicago, Illinois.

In announcing Mr. Walters' appointment, Mr. James W. Duncan, President and Chief Executive Officer, stated "We are pleased to welcome Ron and feel very fortunate to have an executive with his experience joining our organization. He has over 30 years of combined experience in financial services in public accounting and in the banking industry and will play a key role in our management team."

First Home Savings Bank is an FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri and ten full service branch facilities in Springfield, Marshfield, Ava, Gainesville, Sparta, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

At September 30, 2006, First Bancshares, Inc. had consolidated total assets of $227.1 million and stockholders' equity of $26.4 million.

Forward-looking statements:
Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the safe harbors of the PSLRA. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by First Bancshares, Inc.'s cautionary statements contained in its filings with the Securities and Exchange Commission, including, but not limited to Annual Reports on Form 10-KSB, Quarterly Reports
on Form 10-QSB and Current Reports on Form 8-K.   Accordingly, these factors
should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements.

For additional information contact James W. Duncan at (417) 926-5151.

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